SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 18, 2011

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
P.O. Box 10100 (6100 Neil Road), Reno, Nevada 89520-0400 (89511)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated February 18, 2011
EX-99.2 Supplemental Slides dated February 18, 2011

Item 2.02	Results of Operations and Financial Condition
     On February 18, 2011, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company (d/b/a NV Energy) and Sierra Pacific Power Company (d/b/a NV Energy), issued a press release disclosing financial results for the fiscal year ended December 31, 2010. The text of the release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure
     In addition to the earnings press release on February 18, 2011 discussed in Item 2.02 above, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company (d/b/a NV Energy) and Sierra Pacific Power Company (d/b/a NV Energy), posted supplemental slides containing additional financial information about the companies to its website, www.nvenergy.com. A copy of these supplemental slides is furnished herewith as Exhibit 99.2.
     The information contained in this Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for the purpose of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits — The following exhibits are furnished with this Form 8-K:
     EX-99.1 — Press Release dated February 18, 2011.
     EX-99.2 — Supplemental Slides dated February 18, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc.
(Registrant)
Date: February 18, 2011	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy
(Registrant)
Date: February 18, 2011	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy
(Registrant)
Date: February 18, 2011	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer